Commitments	12 Months Ended
Mar. 31, 2014
Commitments
Commitments
12	Commitments and contingent liabilities

(a)	Commitments

Capital expenditures contracted at the balance sheet date but not yet provided for are as follows:

	March 31,
	2013	2014
	$ in thousands	$ in thousands

Construction in Xinxing, Guangdong, PRC	260	665
Leasehold improvement in Hong Kong	-	73

	260	738

As of March 31, 2014, the Company entered into contractor agreements to construct factory building and leasehold improvements on the land in Xinxing, the PRC for total consideration of $1,852,000.  $1,187,000 has been paid, and the remaining balance of $665,000 is to be paid in accordance with the progress of the construction.

(b)	Contingent liabilities

The Company has entered into an employment agreement with a director, Anthony So. Mr. So's employment agreement provides for a maximum yearly salary of approximately $800,000 per year plus bonus. The initial term of the employment agreement expired on March 31, 2013 ("Initial Term"); however, the employment agreement has been renewed under a provision in the agreement that provides for automatic renewal for successive one year period, unless at least 90 days prior to the expiration of the Initial Term or any renewal term, either party gives written notice to the other party specifically electing to terminate the agreement. Mr. So's employment agreement contains a provision under which the Company will be obligated to pay Mr. So all compensation for the remainder of his employment agreement and five times his annual salary and bonus compensation if a change of control, as defined in his employment agreement occurs. The employment agreement was renewed automatically, and will expire on March 31, 2015, unless automatically renewed.